Exhibit 99.2

Gemini Therapeutics Debuts as Publicly Traded Precision Medicine Company
Focused on Age-Related Macular Degeneration

- Business combination transaction with FS Development Corp., a special purpose acquisition company sponsored by Foresite Capital, completed on February 5, 2021 -

- Combined company renamed Gemini Therapeutics, Inc. -

- Common stock commences trading today on the Nasdaq Global Market under ticker symbol “GMTX” -

- Gross proceeds from this transaction totaled approximately $216 million, combining funds held in FS Development Corp.’s trust account and a concurrent PIPE financing -

CAMBRIDGE, Mass. - February 8, 2021 - Gemini Therapeutics, a clinical stage precision medicine company developing innovative treatments for genetically defined age-related macular degeneration (AMD), today announced the completion of its business combination with FS Development Corp. (Nasdaq: FSDC), a special purpose acquisition company (SPAC) sponsored by Foresite Capital. Gemini Therapeutics, Inc., the resulting combined company, will commence trading its shares today on the Nasdaq Global Market under the symbol “GMTX.” Gross proceeds from this transaction totaled approximately $216 million, which included funds held in FSDC’s trust account and the concurrent private investment in public equity (PIPE) financing. The shareholders of FSDC approved the transaction on February 3, 2021. The transaction was previously approved by Gemini Therapeutics’ shareholders. Gemini Therapeutics’ management team will continue to be led by Chief Executive Officer Jason Meyenburg.

“We could not be more excited to enter the capital markets as a leading-edge precision medicine company focused on pioneering first-in-class medicines intended to restore regulation of the complement system in the eye and throughout the body,” said Mr. Meyenburg. “I want to thank all those involved in making this transaction a success, including our new and existing investors, and the Gemini and FSDC teams.”

“Gemini’s impressive work with patients losing their vision because of genetically driven macular degeneration is the reason we knew they were the right candidate to merge with FSDC,” said Jim Tananbaum, M.D., Chief Executive Officer of Foresite Capital and President and Chief Executive Officer of FS Development Corp. “We are excited about the potential to help further develop innovative new treatment options for patients.”

Summary of Transaction

On October 15, 2020, Gemini Therapeutics, a privately held biotechnology company, entered into a definitive business combination agreement with FS Development Corp., a SPAC sponsored by Foresite Capital, that was created for the purpose of entering into a business combination with a biopharmaceutical company focused on the next generation of medicines utilizing genetics.

As a result of the business combination, Gemini Therapeutics received proceeds of approximately $216 million, prior to transaction expenses, which includes cash proceeds of approximately $121 million from FSDC’s trust account (after redemptions of $1,200) and $95 million from PIPE investors led by Foresite Capital, as well as Fidelity Management & Research Company LLC, Wellington Management, Boxer Capital of Tavistock Group, Alyeska Investment Group, L.P., Suvretta Capital Management, CVF, DAFNA Capital, and Acorn Bioventures, in addition to existing Gemini Therapeutics shareholders including Orbimed Healthcare Fund Management, Atlas Venture, Lightstone Ventures and Wu Capital.

The description of the business combination contained herein is only a high-level summary and is qualified in its entirety by reference to the underlying documents filed with the U.S. Securities and Exchange Commission. A more detailed description of the terms of the transaction has been provided in a registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission by FSDC.

Advisors

Jefferies LLC and SVB Leerink acted as co-lead private placement agents for FS Development Corp. Jefferies LLC also acted as lead financial and capital markets advisor to FS Development Corp. Goldman Sachs & Co. LLC acted as lead financial advisor to Gemini in the transaction. Stifel acted as additional capital markets advisor to Gemini. Goodwin Procter LLP acted as legal counsel to Gemini. White & Case LLP acted as legal counsel to FS Development Corp.

About GEM103

Gemini’s lead program, GEM103, is a pioneering precision medicine approach, targeting trial enrichment with genetically-defined patients. GEM103 targets a genetically-defined subset of age-related macular degeneration (AMD) patients with complement dysregulation. Of the 15 million dry AMD patients, approximately 40% (or six million) have variants in the complement factor H (CFH) gene. Such loss-of-function variants are associated with increased dry AMD disease risk. GEM103 is believed to be the first ever recombinant native complement modulator, full-length recombinant complement factor H (rCFH) protein. When delivered by intravitreal injection, GEM103 has the potential to address unmet medical need in genetically- defined subsets of AMD patients by circumventing dysfunctional CFH loss-of-function variants and slowing the progression of their retinal disease.

About Dry Age-Related Macular Degeneration (AMD)

Age-related macular degeneration (AMD) is a progressive retinal disease affecting millions of older adults, and the leading cause of irreversible blindness in the western world. Symptoms, which include blurry vision, loss of night vision and loss of central vision, make activities of daily living such as reading, driving and even recognizing faces progressively more difficult. Third- party reports indicate there are approximately 16 million patients with AMD in the United States alone. Dry AMD, which results from an interaction of environmental and genetic risk factors, represents about 90% of that population (or about 15 million) in the US compared to about 1.4 million with wet AMD. Genetic risk of developing dry AMD is significant, with approximately 70% attributable risk of advanced disease to heritability, while aging and smoking confer the strongest non-genetic risk. CFH risk variants occur in approximately 40% of patients with dry AMD and these patients have a significantly increased risk of developing the disease as well as progression from intermediate AMD to GA. The complement system, of which CFH is a modulator, is dysregulated in patients with these risk variants, and results in amplification of aberrant inflammatory responses in the eye. Over time, this dysregulation leads to damage to the macular region of the retina.

About Gemini Therapeutics

Gemini Therapeutics is a clinical stage precision medicine company developing novel therapeutic compounds to treat genetically defined age-related macular degeneration (AMD). Gemini’s lead candidate, GEM103, is a recombinant form of the human complement factor H protein (CFH), and is designed to address both complement hyperactivity and restore retinal health in patients with AMD. GEM103 is currently in a Phase 2a trial in dry AMD patients with a CFH risk variant. The company has generated a rich pipeline including recombinant proteins, gene therapies, and monoclonal antibodies.

For more information, visit www.geminitherapeutics.com.

Forward-Looking Statements

Certain statements in this press release and the information incorporated herein by reference may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the success, cost and timing of our product development activities and clinical trials, including our estimates regarding when data will be reported from ongoing clinical trials and the timing to commence future clinical trials, the potential attributes and benefits of our product candidates, including GEM103, our ability to obtain and maintain regulatory approval for our product candidates and our ability to obtain funding for our operations when needed. Forward-looking statements include statements relating to our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the final proxy/prospectus for our recently completed business combination, and those that are included in any of our future filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 pandemic and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Our forward-looking statements only speak as of the date they are made, and we do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Gemini Investor Contact:

Argot Partners Sherri Spear

212-600-1902 gemini@argotpartners.com

Gemini Media Contact:

Argot Partners Joshua R. Mansbach

212-600-1902 gemini@argotpartners.com

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